SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------

                       February 8, 2001 (February 8, 2001)
               (Date of Report (date of earliest event reported))


                               Cendant Corporation
             (Exact name of Registrant as specified in its charter)

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            Delaware                   1-10308               06-0918165
  (State or other jurisdiction  (Commission File No.)     (I.R.S. Employer
       of incorporation or                             Identification Number)
          organization)
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       9 West 57th Street
          New York, NY                                         10019
      (Address of principal                                  (Zip Code)
       executive) office)

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                                 (212) 413-1800
              (Registrant's telephone number, including area code)



                                      None
       (Former name, former address and former fiscal year, if applicable)







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Item 5.  Other Events

          Except  as  expressly   indicated  or  unless  the  context  otherwise
requires, "Cendant", "we", "our", or "us" means Cendant Corporation, a Delaware Corporation, and its subsidiaries.

         On February 8, 2001, we issued a press release announcing (i) the sale of 40 million shares of Cendant common stock to Lehman Brothers, Inc. at $13.20 per share, net of selling concessions, resulting in net proceeds of $528 million and (ii) that we have agreed to sell $750 million of zero-coupon convertible senior notes due 2021 in a private offering resulting in net proceeds of approximately $738 million. The offerings are scheduled to close on February 13, 2001. We will use the proceeds from the offerings to consummate the acquisitions of Avis Group Holdings, Inc. and Fairfield Communities, Inc., reduce outstanding debt, and for general corporate purposes. A copy of the press release regarding the offerings is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

         Also, on February 8, 2001, we issued a press release announcing that we raised projected adjusted earnings per share from continuing operations for 2001 from $0.93 to $0.95. A copy of the press release regarding the increase in projected adjusted EPS is attached hereto as Exhibit 99.2 and is incorporated herein by reference in its entirety. The press release should be read in conjunction with the Note Regarding Forward Looking Statements which is attached hereto as Exhibit 99.3 and is incorporated herein by reference in its entirety.

                                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         CENDANT CORPORATION



                                         By: /s/ James E. Buckman
                                        ------------------------------
                                        James E. Buckman
                                        Vice Chairman
                                        and General Counsel


Date:  February 8, 2001

                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                Report Dated February 8, 2001 (February 8, 2001)


                                  EXHIBIT INDEX


Exhibit No.       Description

99.1.Press  Release:  Cendant  Raises $1.278  Billion  through  Offerings of
     Cendant Common Stock and Senior Zero-Coupon Convertible Notes.
99.2 Press Release:Cendant Raises 2001 Projected Adjusted EPS to $ .95from $.93.
99.3 Note Regarding Forward-Looking Statements

EXHIBIT 99.1

CENDANT RAISES $1.278 BILLION THROUGH OFFERINGS OF CENDANT COMMON STOCK AND SENIOR ZERO-COUPON CONVERTIBLE NOTES

New York, NY, February 8, 2001 - Cendant Corporation (NYSE: CD) today announced the sale of 40 million shares of Cendant common stock to Lehman Brothers, Inc. at $13.20 per share, net of selling concessions, resulting in net proceeds of $528 million. Lehman will also have a 30-day option to purchase up to an additional six million shares of Cendant common stock to cover over-allotments which would provide $79.2 million in net proceeds.

Cendant also announced that it has agreed to sell $750 million of zero-coupon convertible senior notes due 2021 in a private offering resulting in net proceeds of approximately $738 million. The initial purchaser will also have a 30-day option to purchase additional notes to cover over-allotments resulting in up to $148 million in additional net proceeds to Cendant. Interest will accrue on the notes at a rate not to exceed 2.5% per annum, subject to certain contingencies. The notes will be convertible into shares of Cendant common stock at a price per share of not less than $18.22 if the closing price of Cendant's common shares on the New York Stock Exchange exceeds specified levels or in certain other circumstances. The notes will not be redeemable by Cendant prior to February 13, 2004 but Cendant may be required to repurchase notes at the accreted value thereof, at the option of the holders, on February 13, 2004, 2009, or 2014. Cendant may choose to pay the purchase price for the foregoing repurchases in cash or shares of Cendant common stock.

The notes have not been registered under United States securities laws and may not be offered or sold in the United States except to qualified institutional buyers.

The offerings are scheduled to close on February 13, 2001. Cendant will use the proceeds from the offerings to consummate the acquisitions of Avis Group Holdings, Inc. and Fairfield Communities, Inc., reduce outstanding debt, and for general corporate purposes.

Cendant Corporation is a diversified global provider of business and consumer services primarily within the real estate and travel sectors. The Company's core competencies include building franchise systems and providing outsourcing services. Cendant is among the world's leading franchisers of real estate brokerage offices, hotels, rental car agencies, and tax preparation services. Cendant is also a provider of outsourcing solutions to its business partners including mortgage origination, employee relocation, customer loyalty programs, and vacation exchange services. Other business units include NCP, the UK's largest private car park operator, and WizCom, an information technology services provider. With headquarters in New York City, the Company has approximately 28,000 employees and operates in over 100 countries.

Cendant Media Contact:                Cendant Investor Contacts:
Elliot Bloom                          Denise Gillen             Sam Levenson
212-413-1832                          212-413-1833              212-413-1834

EXHIBIT 99.2

CENDANT RAISES 2001 PROJECTED ADJUSTED EPS TO $0.95 FROM $0.93

New York, NY, February 8, 2001 - Cendant Corporation (NYSE: CD) announced that transactions disclosed earlier today related to raising $1.278 billion through offerings of Cendant common stock and senior zero-coupon convertible notes are expected to be accretive to earnings per share in 2001.

Accordingly, the Company has raised its projected adjusted earnings per share from continuing operations for 2001 from $0.93 to $0.95. The second quarter forecast has been raised by $0.01 from $0.25 to $0.26 per share and the second half of the year will also benefit by $0.01 per share. For a further discussion of the Company's projected 2001 adjusted earnings per share, please see Cendant's Form 8-K filed on February 7, 2001.

 Cendant Corporation is a diversified global provider of business and consumer services primarily within the real estate and travel sectors. The Company's core competencies include building franchise systems and providing outsourcing services. Cendant is among the world's leading franchisers of real estate brokerage offices, hotels, rental car agencies, and tax preparation services. Cendant is also a provider of outsourcing solutions to its business partners including mortgage origination, employee relocation, customer loyalty programs, and vacation exchange services. Other business units include NCP, the UK's largest private car park operator, and WizCom, an information technology services provider. With headquarters in New York City, the Company has approximately 28,000 employees and operates in over 100 countries.

Statements about future results made in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and the current economic environment. The Company cautions that these statements are not guarantees of future performance. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the Company's Form 8-K filed on February 7, 2001.

Such forward-looking statements include projections. Such projections were not prepared in accordance with published guidelines of the American Institute of Certified Public Accountants or the SEC regarding projections and forecasts, nor have such projections been audited, examined or otherwise reviewed by independent auditors of Cendant or its affiliates. In addition, such projections are based upon many estimates and are inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of management of Cendant and its affiliates. Certain of such uncertainties and contingencies are specified in Cendant's Form 8-K filed on February 7, 2001. Accordingly, actual results may be materially higher or lower than those projected. The inclusion of such projections herein should not be regarded as a representation by Cendant or its affiliates that the projections will prove to be correct.

Cendant Media Contact:                          Cendant Investor Contacts:
Elliot Bloom                                    Denise Gillen
212-413-1833                                    212-413-1833

                                                Sam Levenson
                                                212-413-1834

EXHIBIT 99.3

                    NOTE REGARDING FORWARD-LOOKING STATEMENTS

 .........Forward-looking  statements  in the Press  Release,  dated  February 8,
2001, about Cendant are subject to known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Cendant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements were based on various factors and were derived utilizing numerous important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements. Forward-looking statements include the information concerning future financial performance, business strategy, projected plans and objectives of Cendant.

 .........Statements preceded by, followed by or that otherwise include the words
"believes",   "expects",   "anticipates",   "intends",  "project",  "estimates",
"plans", "may increase", "may fluctuate" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical acts. You should understand that the following important factors and assumptions could affect the future results of Cendant and could cause actual results to differ materially from those expressed in such forward-looking statements:

o........the  effect of economic  conditions  and  interest  rate changes on the economy on a national, regional or international basis and the impact thereof on Cendant's businesses;

o        the effects of changes in current interest rates, particularly on our real estate franchise and mortgage segments;

o        the  resolution  or outcome of  Cendant's  unresolved  pending litigation relating to the previously announced accounting irregularities and other related litigation;

o        the ability of Cendant to develop and  implement  operational  and financial systems to manage rapidly growing operations and to achieve enhanced earnings or effect cost savings;

o        competition  in  Cendant's  existing and  potential  future lines of business and the financial resources of, and products available to, competitiors;

o        the  ability of  Cendant to  integrate  and  operate  successfully acquired and merged businesses and risks associated with such businesses, including the acquisition of Fairfield and Avis, the compatibility of the operating systems of the combining companies, and the degree to which existing administrative and back-office functions and costs of Cendant and the acquired companies are complementary or redundant;

o        uncertainty  relating to the timing and impact of the proposed dispositions of certain businesses within the Move.com Group and Welcome Wagon International, Inc. and the spin-off of Cendant's Individual Membership segment;

o Cendant's ability to obtain financing on acceptable terms to finance its growth strategy and for Cendant to operate within the limitations imposed by financing arrangements and rating agencies;

o        competitive and pricing pressures in the vacation ownership and travel industries, including the car rental industry;

o             Changes  in  the  vehicle  manufacturer   repurchase  arrangements
              between vehicle manufacturers and Avis in the event that used vehicle values decrease; and

o        changes in laws and regulations,  including  changes in accounting standards and privacy policy regulation in our membership and marketing businesses; and

Other factors and assumptions not identified above were also involved in the derivation of these forward-looking statements, and the failure of such other assumptions to be realized as well as other factors may also cause actual results to differ materially from those projected. Most of these factors are difficult to predict accurately and are generally beyond the control of Cendant.

         You should consider the areas of risk described above in connection with any forward-looking statements that may be made by Cendant. Except for their ongoing obligations to disclose material information under the federal securities laws, Cendant undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events. For any forward-looking statements contained in any document, Cendant claims the protection of the safe harbor for forward-looking statement contained in the Private Securities Litigation Reform Act of 1995.